UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD.

(Name of Registrant As Specified In Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
1-10559 (Commission File Number)	65-1021346 (IRS Employer Identification Number)

Suite 910, Yi An Plaza, 33 Jian She Liu Road, Guangzhou, P.R. China 510000
(Address of principal executive offices)

(8629) 8436-8561
(Issuer's telephone number)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, Par Value $.001

2) Aggregate number of securities to which transaction applies:

50,245,026 shares outstanding of Common Stock
3,295,000 shares of outstanding of Preferred Stock (convertible at a rate of 25 for 1)

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD.
Suite 910, Yi An Plaza,
33 Jian She Liu Road,
Guangzhou, P.R. China 510000

June 5, 2009

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on May 21, 2009 of China International Tourism Holdings, Ltd. (“CINH”, the “Registrant”, or the “Company”), a Nevada corporation, in connection with a proposal to amend the Company’s Articles of Incorporation to change the name of the corporation from China International Tourism Holdings, Ltd. to "China Logistics, Inc.", which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

Holders of 40,000,000 shares of our Common Stock and 2,636,000 shares of Convertible Preferred Stock (25 shares of our Common Stock for each share of Preferred Stock), representing approximately 79.84% of our shares entitled to vote on this matter have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

This Information Statement is first being mailed on or about June 15, 2009 to the holders of Common Stock as of the Record Date of May 21, 2009.

By Order of the Board of Directors,

/s/ Wanwen Su
Wanwen Su
Director

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD.

CONTENTS

Section                                                                                                                                Page

Introduction

Item 1. Information Required by Items of Schedule 14A                                                                                                                                                                                                                                 4

A.	No Time, Place or Date for Meeting of Shareholders
B.	Dissenter’s Rights
C.	Voting Securities and Principal Holders Thereof
D.	Directors and Executive Officers
E.	Compensation of Directors and Executive Officers
F.	Independent Public Accountants
G.	Compensation Plans
H.	Authorization or Issuance of Securities Otherwise than for Exchange
I.	Modification or Exchange of Securities
J.	Financial and Other Information
K.	Mergers, Consolidations, Acquisitions and Similar Matters
L.	Acquisition or Disposition of Property
M.	Restatement of Accounts
N.	Action with respect to Reports
O.	Matters not Required to be Submitted
P.	Amendment of Charter, Bylaws or Other Documents
Q.	Other Proposed Action
R.	Voting Procedures
S.	Information Required in Investment Company Proxy Statement
T.	Delivery of documents to security holders sharing an address

Item 2. Statements that Proxies are not Solicited                                                                                                                                                                                                                                               19
Item 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.                                                                                                                                                                                   19
Item 4. Proposals by Security Holders                                                                                                                                                                                                                                                                19
Item 5. Documents Incorporated By Reference                                                                                                                                                                                                                                                 19
Signatures                                                                                                                                                                                                                                                                                                               19

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of CINH.

The Board of Directors has recommended and the majority shareholders of CINH have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to CINH’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Nevada. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "CINH". Information about us can be found in our December 31, 2008 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A.

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about June 24, 2009 to the holders of Common Stock as of the Record Date of May 21, 2009.

B. DISSENTERS' RIGHTS.

CINH is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Nevada Revised Statutes. No dissenters' rights under the Nevada Revised Statutes are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from China International Tourism Holdings, Ltd. to China Logistics, Inc. on May 21, 2009. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 79.84% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of May 21, 2009 (the "Record Date"), CINH had 50,245,026 shares of Common Stock issued and outstanding out of 250,000,000 authorized shares of Common Stock. We had 3,295,000 shares of Preferred Stock outstanding out of 5,000,000 authorized shares of Preferred Stock. Each share of Preferred stock is convertible into 25 shares of Common Stock.

Only holders of record of the Common Stock and Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote and each share of Preferred Stock was entitled to twenty-five votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of CINH issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of May 21, 2009, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of CINH; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 50,245,026 shares of Common Stock outstanding and 3,295,000 shares of Preferred Stock as of May 21, 2009.

Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Preferred Stock(2)
Ms. Wanwen Su Rm 910 Yi An Guang Chang N0 33 Jian She Liu Ma Lu Guangzhou, China	2,636,000	80%
Mr. Ming Lei E Pang Gong Site, 44 Hong Guang Road Xi An, P.R. China 710068	659,000	20%
All directors and executive officers as a group (1 person)	2,636,000	80%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)	Based on 3,295,000 shares of Preferred Stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Common Stock(2)
Ms. Wanwen Su Rm 910 Yi An Guang Chang N0 33 Jian She Liu Ma Lu Guangzhou, China	105,900,000	(3)	79.84%
Mr. Ming Lei E Pang Gong Site, 44 Hong Guang Road Xi An, P.R. China 710068	16,487,405	(4)	12.43%
All directors and executive officers as a group (1 person)	65,900,000		79.84%

(1)	Unless otherwise indicated in the footnotes to the table, each shareholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it.
(2)
The total voting power of 132,632,431 shares of Common Stock are based on 3,295,000 shares of Preferred Stock issued and outstanding with a conversion ratio of 1 for 25, plus 50,245,026 shares of Common Stock issued and outstanding.

(3)	Based on 2,636,000 shares of preferred stock with a conversion ratio of 1 for 25 and 40,000,000 shares of common stock already issued and outstanding for Ms. Wanwen Su.
(4)	Based on 659,000 shares of preferred stock with a conversion ratio of 1 for 25 and 12,405 shares of common stock already issued and outstanding for Mr. Ming Lei.

D. DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies all of our current executive officers, directors and significant employees. The officers and directors will serve until the next annual meeting of the stockholders, or until their successors are elected or appointed and qualified, or they resign or are terminated.

Name	Age	Position	Commenced
Wanwen Su	36	CEO, President	2/17/2009*
Weiheng Cai	36	Independent Director	2/17/2009
Yanfen Su	58	Independent Director	2/26/2009

All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and/or until their successors are elected and qualify.

* Ms. Wanwen Su was appointed to the board effective as of February 17, 2009, the effective date of the resignation of Mr. Ming Lei as former President and CEO.

Business Experience and Personal Background

Ms. Wanwen Su graduated from Guangzhou Jinan University with a degree in Accounting. She previously worked as a manager of Burberry Guangzhou. She founded Guangzhou Chengkai Logistics Co. Ltd. in 2005. She has strong experience in marketing and sales of luxury goods and has established herself with a strong presence in the logistics business.

Mr. Weiheng Cai, age 36, has worked as a technical consultant for the past 5 years both independently and for Conceptual Management, Inc., his wholly-owned company. Mr. Cai primarily performs his services from the Peoples Republic of China where he resides. Mr. Cai performs website development services for emerging companies. He has a BS in Business Administration from the University of North Carolina.

Ms. Yanfen Su, 58 years old, graduated from Zhongshan University with a degree in Journalism. She has more than a decade of management experience, and previously worked at Guangzhou Pearl River Group as an Administrative Manager. Ms.Su is currently retired but acts as an Independent Director for the Registrant.

Family Relationships

Ms. Yanfen Su is the mother of Ms. Wanwen Su.

Legal Proceedings

No officer, director, or persons nominated for such positions and no promoter or significant employee of ours has been involved in legal proceedings that would be material to an evaluation of our management.

Code of Ethics

We have adopted a code of ethic (the "Code of Ethics") that applies to our principal chief executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is being designed with the intent to deter wrongdoing, and to promote the following:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships
•
Full, fair, accurate, timely and understandable disclosure in reports and documents that a small business issuer files with, or submits to, the Commission and in other public communications made by the small business issuer

•	Compliance with applicable governmental laws, rules and regulations
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code

•	Accountability for adherence to the code

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and we are required to report, in this Information Statement any failure to comply therewith. We believe that all of these filing requirements were satisfied by our executive officers, directors and by the beneficial owners of more than 10% of our common stock. In making this statement, hawse have relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

E.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to us for the prior fiscal years ended December 31, 2008, 2007, and 2006, of those persons who were either the chief executive officer during the last completed fiscal year or any other compensated executive officers as of the end of the last completed fiscal year, and whose compensation exceeded $100,000 for those fiscal periods.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Awards			Payouts
Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)		Securities Underlying Options SARs(#)	LTIP payouts ($)	All Other Compensation ($)

Wanwen Su, President and CEO	2008	---	---	---	---	---	---	---	---
Ming Lei, Former President	2008	---	---	---	---	---	---	---	---
	2007	---	---	---	---	---	---	---	---
	2006	---	---	---	---	---	---	---	---
Wang, Xiao Jun, Former CFO	2008	---	---	---	---	---	---	---	---
	2007	---	---	---	---	---	---	---	---
	2006	---	---	---	---	---	---	---	---
Yanfen Su, Independent Director	2008	---	---	---	---	---	---	---	---
Weiheng Cai, Independent Director	2008	---	---	---	---	---	---	---	---

(1)	Ms. Wanwen Su, Ms. Yanfen Su, and Mr. Weiheng Cai were appointed to their positions in 2008.

F.	INDEPENDENT PUBLIC ACCOUNTANTS

On February 2, 2007, Registrant's Board of Directors approved to dismiss Traci J. Anderson, CPA as its independent auditor, and engage Lake & Associates CPA’s LLC as independent auditor to audit the Registrant's financial statements for the year ended December 31, 2006 and to review Registrant's three quarterly reports in 2007. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

Our principal accountant is Lake & Associates CPA’s LLC (“Lake”). We WILL NOT have a meeting of shareholders but Lake will have the opportunity to make a statement if so desired. Lake has offered to make themselves available by email to respond to appropriate questions, if any should arise.

Year Ended December 31	2008		2007
	Lake		Lake

Audit Fees (1)	$19,000	(2)	$37,000	(3)
Audit-Related Fees (4)	--		--
Tax Fees (5)	--		--
All Other Fees (6)	--		--
Total Accounting Fees and Services	$19,000		$37,000

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
The amounts shown in 2008 relate to (i) the audit of our annual financial statements for the fiscal year ended December 31, 2008, and (ii) the review of the financial statements included in our filings on Form 10-Q for the quarters of 2009.

(3)
The amounts shown in 2007 relate to (i) the audit of our annual financial statements for the fiscal year ended December 31, 2007, and (ii) the review of the financial statements included in our filings on Form 10-Q for the quarters of 2008.

(4)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.

(5)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
(6)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

Pre-Approval Policy for Audit and Non-Audit Services

We do not have a standing audit committee, and the full Board performs all functions of an audit committee, including the pre-approval of all audit and non-audit services before we engage an accountant. All of the services rendered by Lake & Associates CPA’s LLC were pre-approved by our Board of Directors.

We are presently working with our legal counsel to establish formal pre-approval policies and procedures for future engagements of our accountants. The new policies and procedures will be detailed as to the particular service, will require that the Board or an audit committee thereof be informed of each service, and will prohibit the delegation of pre-approval responsibilities to management. It is currently anticipated that our new policy will provide (i) for an annual pre-approval, by the Board or audit committee, of all audit, audit-related and non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, and (ii) that additional engagements of the auditor, which were not approved in the annual pre-approval process, and engagements that are anticipated to exceed previously approved thresholds, will be presented on a case-by-case basis, by the President or Controller, for pre-approval by the Board or audit committee, before management engages the auditors for any such purposes. The new policy and procedures may authorize the Board or audit committee to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount (to be determined). All pre-approvals shall be contingent on a finding, by the Board, audit committee, or delegate, as the case may be, that the provision of the proposed services is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.

(a) On December 31, 2008, our Chief Executive Officer and Chief Financial Officer made an evaluation of our disclosure controls and procedures. In our opinion, the disclosure controls and procedures are adequate because the systems of controls and procedures are designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows for the respective periods being presented. Moreover, the evaluation did not reveal any significant deficiencies or material weaknesses in our disclosure controls and procedures.

(b) There have been no significant changes in our internal controls or in other factors that could significantly affect these controls since the last evaluation.

              G.   COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

              H.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Common Stock

The Company currently has 250,000,000 authorized shares of Common Stock, par value $.001. The holders of shares of Common Stock have one vote per share. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect. None of the shares have preemptive or cumulative voting rights, have any rights of redemption or are liable for assessments or further calls. The holders of Common Stock are entitled to dividends, in cash, stock or otherwise, when and as declared by the Board of Directors from funds legally available, and upon liquidation of the Company to share pro rata in any distribution to shareholders.

Preferred Stock

The Company currently has 5,000,000 authorized shares of Preferred Stock, par value $.001 of which 3,295,000 are issued and outstanding and convertible at a rate of 25 to 1. Our board of directors has the right, without stockholder approval, to issue preferred stock with voting, dividend, conversion, liquidation or other rights which could adversely affect the voting power and equity interest of the holders of common stock, which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our common stock. Although we have no present intention to issue any additional shares of preferred stock or to create any new series of preferred stock, we may issue such shares in the future.

Dividend Policy

The Company does not anticipate paying any cash dividends on its common stock in the foreseeable future because it intends to retain its earnings to finance the expansion of its business. Thereafter, declaration of dividends will be determined by the Board of Directors in light of conditions then existing, including without limitation the Company's financial condition, capital requirements and business condition.

Reverse Split

On February 18, 2009, the Board of Directors of the Company adopted a resolution approving a two hundred to one reverse split of our Common Stock. The reverse split combined the Company’s outstanding Common Stock on the basis of 200 outstanding shares being changed to 1 outstanding share. Each shareholder’s percentage ownership in the Company (and relative voting power) remained essentially unchanged as a result of the reverse split. The reverse split was effective on April 3, 2009.

I.      MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken with respect to the modification of any class of securities of the Registrant, or the issuance or authorization for issuance of securities of the Registrant in exchange for outstanding securities of the Registrant

To this date, we have not paid any dividends and there are no dividends in arrears.

     J.  FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the consolidated financial statements and related notes presented in this section.

Audited Financial Summary Information for the Years Ended December 31, 2008 and 2007

Statements of Operations	For the year ended December 31, 2008	For the year ended December 31, 2007

Revenues	$253,398	$516,218
Cost of Sales	$14,422	$115,951
Gross profit	$238,976	$400,267
Operating expenses	$548,258	$737,406
(Loss) from operations	$(309,282)	$(337,139)
Interest expense	$-	$-
Net (loss)	$(174,454)	$(332,876)
Net loss per common share	**	**

** Less than $.01

Balance Sheet	As of December 31, 2008

Cash	$19,333
Total current assets	$55,465
Other assets	$352,151
Total Assets	$407,616
Current liabilities	$481,275
Commitments and Contingencies	$32,950
Stockholders’ equity	$(106,609)
Total liabilities and stockholders’ equity	$407,616

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Directors and Stockholders of
China International Tourism Holdings, Ltd.

We have audited the accompanying consolidated balance sheets of China International Tourism Holdings, Ltd. and Subsidiary.(a Nevada corporation). as of December 31, 2008 and 2007 and related statements of operations, stockholders’ deficit, and cash flows for the years ending December 31, 2008 and 2007. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China International Tourism Holdings, Ltd. and Subsidiary (a Nevada corporation). as of December 31, 2008 and 2007 and the results of its operations and its cash flows for years ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note K. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/ Lake & Associates CPA’s LLC
LAKE & ASSOCIATES CPA’S LLC
BOCA RATON FLORIDA
April 6, 2009

20283 State Road #7
Suite 300
Boca Raton, Florida 33498
Phone: 561.982.9874
Fax: 561.982.7985

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Audited Consolidated Balance Sheets
As of December 31, 2008 and 2007

	2008	2007
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$19,333	$7,152
Accounts Receivable	1,891	19,338
Inventory	14,895	14,515
Prepaid Expenses	19,346	9,523
TOTAL CURRENT ASSETS	55,465	50,528

FIXED ASSETS
Property, Plant, and Equipment	717,340	691,110
Accumulated Depreciation	-365,189	-269,508
TOTAL FIXED ASSETS	352,151	421,602

TOTAL ASSETS	$407,616	$472,130

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	$241,417	$360,866
Short-term borrowing-related party	181,738	-
Due to Shareholder	58,120	24,620
TOTAL CURRENT LIABILITIES	481,275	385,486

COMMITMENTS AND CONTINGENCIES
Redeemable Preferred Stock (par value $.01,	32,950	32,950
5,000,000 Shares Authorized, 3,295,000 Shares
Issued and Outstanding

STOCKHOLDERS' EQUITY
Common Stock (par $.0001, 250,000,000	24	24
Authorized, 245,026 Issued and Outstanding
Paid in Capital	3,622,731	3,622,731
Accumulated Other Comprehensive Income	35,214	21,063
Retained Earnings (Deficit)	-3,764,579	-3,590,125
TOTAL STOCKHOLDERS' EQUITY	-106,609	53,694

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$407,616	$472,130

The accompanying notes are an integral part of these financial statements.

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Audited Consolidated Statements of Operations
For the years ended December 31, 2008 and 2007

	For Year Ended December 31,
	2008	2007
REVENUE
Sales	$253,398	$516,218
Cost of Sales	14,422	115,951
GROSS PROFIT	238,976	400,267

OPERATING EXPENSES
Selling, General , and Administrative	$548,258	$737,406

INCOME (LOSS) FROM OPERATIONS	-309,282	-337,139

OTHER INCOME / (EXPENSES):
Non-Operating Income	134,828	4,263
Total Other Income (Expense)	134,828	4,263

NET INCOME (LOSS) BEFORE TAXES	-174,454	-332,876

NET INCOME (LOSS) FROM CONTUNUED OPERATIONS	-174,454	-332,876

Income Tax	$-	$-

NET INCOME (LOSS)	-174,454	-332,876

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign Currency Translation (Loss) Gain	$14,151	$18,205

COMPREHENSIVE INCOME (LOSS)	$-160,303	$-314,671

NET LOSS PER COMMON SHARE
Basically and Fully Dilluted	-0.65	-1.30

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	245,026	242,959

The accompanying notes are an integral part of these financial statements.

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Audited Consolidated Statements of Cash Flows
For the years ended December 31, 2008 and 2007

	For Year Ended December 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income(loss) after income tax	$(174,454)	$(332,876)
Adjustments to reconcile net income to
net cash provided by (used in) operating activities:
Depreciation	95,681	128,437
Accounts Receivable and Other Receivables	17,447	(15,716)
Prepaid and Other Assets	(9,823)	72,766
Inventory	(380)	2,031
Accounts Payable	(119,449)	142,537
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(190,978)	(2,821)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant, and equipment	(26,230)	(46,719)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(26,230)	(46,719)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shareholder loan	33,500	17,154
Proceeds from advance payable-related party	181,738	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	215,238	17,154

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	14,151	18,205

NET INCREASE IN CASH AND CASH EQUIVALENTS	12,181	(14,181)

CASH AND CASH EQUIVALENTS:
Beginning of period	7,152	21,333
End of period	19,333	7,152

The accompanying notes are an integral part of these financial statements.

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Audited Consolidated Statement of Equity (deficit)
For the years ended December 31, 2008 and 2007

					Accumulated
	Common Stock		Additional		Other
	($.0001 par)		Paid-in	Retained	Comprehensive
	Shares	Amount	Capital	(Deficit)	Income	Total
Balances, December 31, 2006	242,983	$24	$3,622,731	$-3,257,249	$2,858	$368,364

Shares cancelled	-24	-	-	-	-	-
Other Comprehensive Income					18,205	18,205
Net Income (Loss) for the year	-	-	-	-332,876	-	-332,876

Balances, December 31, 2007	242,959	$24	$3,622,731	$-3,590,125	$21,063	$53,693

Reverse split rounding shares	2,067	-	-	-	-	-
Other Comprehensive Income					14,151	14,151
Net Income (Loss) for period	-	-	-	-174,454	-	-174,454
Balances, December 31, 2008	245,026	$24	$3,622,731	$-3,764,579	$35,214	$-106,610

The accompanying notes are an integral part of these financial statements.

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
For the years ended December 31, 2008 and 2007

 NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Organization China International Tourism Holdings, Limited. (the “Company” or “CINH”) was incorporated in the State of Nevada on December 23, 1988, formerly known as Dark Dynamite, Inc., NCI Holdings, Inc., Vector Holding, Inc., and prior to June 26, 2002, Vector Aeromotive Corporation. On October 26, 2007, the Company changed its name from Dark Dynamite, Inc. to China International Tourism Holdings, Limited.

The Company currently has one wholly-owned subsidiary, Shanxi Kai Da Lv You Gu Wen You Xian Gong Si, a corporation organized under the laws of the Peoples' Republic of China (“Kai Da”) through a Plan of Exchange consummated on October 3, 2005. The transaction was treated for accounting purposes as a capital transaction and recapitalization by the Kai Da and as a re-organization by CINH.

Kai Da is principally engaged in the theme park management in the PRC.

CINH and its wholly-owned subsidiary Kai Da are hereafter referred to as (the “Company”).

Basis of Presentation - The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents - For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Such estimates include but are not limited to depreciation, taxes, and contingencies.  Actual results could differ from those estimates.  The financial statements above reflect all of the costs of doing business.

Revenue Recognition- The Company's policy is to recognize income when it is earned. Kai Da's revenue is derived from ticket sales, and hotel and restaurant income. Revenues are booked net of any cash discounts. If any material contingencies are present, revenue recognition is delayed until all material contingencies are eliminated. Material contingencies are circumstances in which there are any potential uncertainties as to the completion of the revenue process being complete. Further, no revenue is recognized unless collection of the applicable consideration is probable. Probable collection is determined at the time collection occurs or is more than reasonably possible it will be collected. Retail store sales - revenue is recognized when sales are made. They are paid by cash or credit card.

Comprehensive Income (Loss) - The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Loss Per Share- Loss per share is reported in accordance with Statement of Financial Accounting Standard (SFAS) No. 128. This statement required dual presentation of basic and diluted earnings (loss) with a reconciliation of the numerator and denominator of the loss per share computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common  stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. There were no adjustments required to net loss for the period presented in the computation of diluted loss per share.

Inventory - Inventories are stated at the lower of cost (first-in, first-out basis) or market (net realizable value).

Foreign Currencies (KAI DA-Foreign Subsidiary) - The assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date. The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions. Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period. The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Company’s Future Operations Are Dependent on Foreign Operations - The Company’s future operations and earnings will depend on the results of the Company’s operations in China. There can be no assurance that the Company will be able to successfully conduct such operations, and a failure to do so would have a material adverse effect on the Company’s financial position, results of operations, and cash flows. Also, the success of the Company’s operations will be subject to numerous contingencies, some of which are beyond management’s control. These contingencies include general and regional economic conditions, prices for the Company’s products, competition, and changes in regulation. Since the Company is dependent on international operations, specifically those in China, the Company will be subject to various additional political, economic, and other uncertainties. Among other risks, the Company’s operations will be subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

Property, Plant, and Equipment- Property, plant, and equipment are recorded at cost less accumulated depreciation and impairment. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant, and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant, and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the statement of operations.

Depreciation is calculated to write-off the cost or basis of the property, plant, and equipment over their estimated useful lives for the date on which they become fully operational and after taking into account their estimated residual values (salvage value), using the straight-line method, at the following rates per year:

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
For the years ended December 31, 2008 and 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Equipment Straight-line for 5 to 20 years with a 5% salvage value

Furniture Straight-line for 5 to 10 years with a 5% salvage value

Autos Straight-line for 5 to 10 years with a 5% salvage value

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the Statement of Operations.

The Company recognizes an impairment loss on property, plant, and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

Deferred Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.
Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments - The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable - Accounts deemed uncollectible are written off in the year they become uncollectible.  No receivables were deemed uncollectible as of December 31, 2008 or 2007.

Impairment of Long-Lived Assets - The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended December 31, 2008 based upon a management review of such assets.

Stock-Based Compensation - The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123R. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recently Issued Accounting Pronouncements - In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May, 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles," ("SFAS No. 162"). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). SFAS No. 162 will be effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board's amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." The FASB has stated that it does not expect SFAS No. 162 will result in a change in current practice. The application of SFAS No. 162 will have no effect on the Company's financial position, results of operations or cash flows.

Also in May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60" ("SFAS No. 163"). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company's financial position, results of operations or cash flows.

In May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted. The Company is assessing the potential impact of this FSP on the convertible debt issuances.

In June 2008, the FASB issued FASB Staff Position ("FSP") EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS No. 128, Earnings per Share. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company is assessing the potential impact of this FSP on the earnings per share calculation.

In June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company is assessing the potential impact of this EITF 07-5 on the financial condition and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset in a Market That Is Not Active” (FSP 157-3), which clarifies the application of SFAS 157 when the market for a financial asset is inactive. Specifically, FSP 157-3 clarifies how (1) management’s internal assumptions should be considered in measuring fair value when observable data are not present, (2) observable market information from an inactive market should be taken into account, and (3) the use of broker quotes or pricing services should be considered in assessing the relevance of observable and unobservable data to measure fair value. The Company adopted the provisions of FSP 157-3, which did not impact the Company’s financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“FSP FAS 140-4 and FIN 46(R)-8”). FSP FAS 140-4 and FIN 46(R)-8 amends FAS 140 and FIN 46(R) to require additional disclosures regarding transfers of financial assets and interest in variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for interim or annual reporting periods ending after December 15, 2008. FSP FAS 140-4 and FIN 46(R)-8 did not have any impact on the Company's financial statements.

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20, and EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets”. FSP EITF 99-20-1 changes the impairment model included within EITF 99-20 to be more consistent with the impairment model of SFAS 115. FSP EITF 99-20-1 achieves this by amending the impairment model in EITF 99-20 to remove its exclusive reliance on “market participant” estimates of future cash flows used in determining fair value. Changing the cash flows used to analyze other-than-temporary impairment from the “market participant” view to a holder’s estimate of whether there has been a “probable” adverse change in estimated cash flows allows companies to apply reasonable judgment in assessing whether an other-than-temporary impairment has occurred. The adoption of FSP EITF 99-20-1, which is effective for annual reporting periods ending

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
For the years ended December 31, 2008 and 2007

NOTE B – SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended December 31, 2008 and 2007 are summarized as follows:

Cash paid during the period ended December 31, 2008 and 2007 for interest and income taxes:

                                   2008                       2007
Income Taxes                           $-0-                       $ -0-
Interest                                     $-0-                       $ -0-

NOTE C – SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”  This statement requires companies to report information about operating segments in interim and annual financial statements.  It also requires segment disclosures about products and services, geographic areas and major customers.  The Company determined that it did not have any separately reportable operating segments as of December 31, 2008 and 2007.

NOTE D – INCOME TAXES

The Company has approximately $3,710,000 of federal and state net operating losses available that expire in various years through the year 2028. Due to operating losses, there was no provision for current federal or state income taxes for the year ended December 31, 2008.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s deferred tax asset at December 31, 2008 consists of net operating loss carry-forward calculated using federal and state effective tax rates equating to approximately $1,163,000 less a valuation allowance in the amount of $1,163,000. Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased (decreased) by approximately $38,000 for the year ended December 31, 2008.

Utilization of the net operating losses may be subject to certain annual limitations due to changes in control. This may result in the expiration of net operating losses before full utilization.

The Company’s total deferred tax asset as of December 31, 2008 and 2007 is as follows:

	2008	2007

Net operating loss carry-forwards	$1,163,000	$1,125,000
Valuation Allowance	(1,163,000)	(1,125,000)
	$-0-	$-0-

NOTE E - INVENTORY

Inventory of supplies are carried at the lower of cost or market:

                                        2008                       2007

Inventory-supplies                  $14,895                  $ 14,515

NOTE F – SHORT-TERM BORROWING-RELATED PARTY

As of December 31, 2008, the Company had a short-term borrowing outstanding in the amount of $181,738. The amount was due to Shanxi Qin E'Pang Tourism Development Co., Ltd., representing unsecured advance which was interest-free and repayable on demand. The imputed interest on the amount was not significant.

NOTE G – PAYABLES, COMMITMENTS AND CONTIGENCIES

As of December 31, 2008, the Company had a payable outstanding in the amount of $241,417.

NOTE H – GOING CONCERN

As shown in the accompanying audited financial statements, the Company has a deficit book value and a negative cash flow from operations that have placed substantial doubt as to whether the Company can continue as a going concern. The ability of the Company to continue as a going concern is dependent on developing operations, increasing revenues, and obtaining new capital. Management has enacted a plan to raise capital and increase profitability.

NOTE I – LITIGATION

Dark Dynamite, Inc. and Diversified Holdings X, Inc. v. Allen E. Weintraub and Miami Venture Capital, Inc. Civil complaint filed in the Third District Court of the State of Utah, Salt Lake County, Civil No. 050905249. A default judgment was entered against the defendants on March 15, 2006 after a hearing before the court, the judgment awarded damages in the sums of $267,892, and an award for costs and attorneys fees has not yet been calculated.  On January 16, 2008, the Court issued an Order to Show Cause why this case should not be dismissed for failure to prosecute.  The Court issued this Order because nothing had been filed with the Court since January 16, 2007.  Plaintiff was ordered to inform the Court of the status of the case and his intentions to proceed within fifteen (15) days of the date the Order was issued.  Plaintiff has failed to respond to the Court’s Order.  Accordingly, the Court dismissed the case without prejudice on February 19th, 2008.

Securities and Exchange Commission v. David M. Wolfson, et al. On October 16, 2004 a civil complaint was filed by the Securities and Exchange Commission in which Dark Dynamite, Inc. was named as a respondent. The Company's former president Gino Carlucci was also named as a respondent. The suit was filed in the United States District Court for the District of Utah and bears the docket number 2:03CV00914DAK and the style of the case is: “Securities and Exchange Commission v. David M. Wolfson; NuWay Holdings, Inc., a Nevada corporation; Momentous Group, LLC, a Utah limited liability company; Leeward Consulting Group, LLC, a Utah limited liability company; Sukumo Limited, a company incorporated in the British Virgin Islands (a.k.a. Sukumo Group, Ltd., Fujiwara Group, First

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
For the years ended December 31, 2008 and 2007

NOTE I – LITIGATION CONTINUED

Chartered Capital Corporation, First Colonial Trust, First China Capital and International Investment Holding); Michael Sydney Newman (A.K.A. Marcus Wiseman); Stem Genetics, Inc., a Utah corporation; Howard H. Robertson; Gino Carlucci; G & G Capital, LLC an Arizona and Utah limited liability company; F10 Oil and Gas Properties, Inc.; Jon H. Marple; Mary E. Blake; Jon R. Marple; Grateful Internet Associates, LLC, a Colorado limited liability company; Diversified Financial Resources Corporation, a Delaware corporation; John Chapman; Valesc Holdings, Inc., a New Jersey corporation; Jeremy D. Kraus; Samuel Cohen; Dark Dynamite, Inc., (The Company) a Nevada corporation. The complaint alleges that the Company failed to accurately and fully disclose the nature of its relationship to The Sukumo Group, Inc., including the failure of Sukumo to complete the purchase of the shares and alleges that Sukumo acted as a selling agent for the Company. The complaint also faults The Sukumo Group Inc.'s actions with regard to the sale of common stock to off shore purchasers for failing to disclose the interest that Sukumo had in each sale, reporting that it was taking a 1-2% commission on the sale rather than keeping 70% or more of the proceeds of each transaction. The Company filed a motion to dismiss the complaint based upon a lack of jurisdiction and the failure of the complaint to adequately set forth the actions of the Company which form the basis of a cause of action against the Company that was denied by the Court. The Company filed an answer disputing the allegations of the complaint and has participated in some pre-trial discovery.

The Company and the Government have agreed upon the terms of a settlement, the terms of which provide for the Company to pay the sum of $30,000 to the SEC. A final judgment has been entered and the related payment has been made in this case during the quarter ended September 30, 2008.

NOTE J – RELATED PARTY TRANSACTIONS

The Company's subsidiary Kai Da signed a management contract with Shanxi Qin E'Pang Tourism Development Co., Ltd. (“Qin E'Pang Tourism”). According to the contract, the Company will manage the E'Pang palace theme partk, hotel, and restaurant from August 1, 2005 to July 31, 2010 and hold 90% of the net profits. The remaining 10% of the net profit will be returned to Qin E'Pang Tourism. As of December 31, 2008, the Company had a short-term borrowing outstanding in the amount of $181,738 due to Qin E’Pang Tourism (see NOTE F).

The shareholder paid all necessary overseas consulting and advising fees, lawyer fees, and accounting fees from period to period out of his own personal bank accounts in the United States due to the strict laws and regulations imposed by the Chinese government on out-going foreign currency wire transfers. The amount outstanding as of December 31, 2008 and 2007 was $58,120 and $24,620, respectively. The shareholder loan is not evidenced by a promissory note, but rather is an oral agreement between the shareholder and the Company.

NOTE K – SUBSEQUENT EVENT

On February 17, 2009, the Company entered into a transfer & change of control agreement (the “Agreement”) with Ms. Wanwen Su (the “Buyer”) and Mr. Ming Lei, our former president (the “Seller). There were no material relationships between the Company or its affiliates and any of the parties to the Agreement, other than in respect to the Agreement.

Pursuant to the terms and conditions of the Agreement, the Buyer acquired from the Seller 2,636,000 shares of preferred stock of the Company and received a “controlling interest” in the Company.

On February 18, 2009, the Board of Directors of the Company adopted a resolution approving a two hundred to one reverse split of our Common Stock. The reverse split combines the Company’s outstanding Common Stock on the basis of 200 outstanding shares being changed to 1 outstanding share. Each shareholder’s percentage ownership in the Company (and relative voting power) will remain essentially unchanged as a result of the reverse split. The reverse split was effective on April 3, 2009.

The statement of equity and the earnings per share numbers in the financial statements have been restated per FASB 128 paragraph 134.

Forward Looking Statements

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion strategy, our ability to achieve operating efficiencies, our dependence on distributors, capacity, suppliers, industry pricing and industry trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the "Commission"). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: 1) our ability to successfully develop, manufacture and deliver our magazines on a timely basis and in the prescribed condition; 2) our ability to compete effectively with other companies in the same industry; 3) our ability to raise sufficient capital in order to effectuate our business plan; and 4) our ability to retain our key executives.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

Revenues

Gross revenues for the years ended December 31, 2008 and 2007 were $253,398 and $516,218, respectively, derived from ticket sales, and hotel and restaurant income. The decrease by $262,820 was due primarily to the end of the contracts with some travel agents in 2008, pursuant to which the travel agents brought tourists to our theme park for the discounted price. We did not have new contracts signed with the travel agents in 2008. Also, the general slow down in the economy has decreased revenues simply because theme park tickets, hotel stays, and eating out could be considered luxury items and therefore are subject to cut backs if people are saving more money.

Due to the different peak season timing for the theme park and most of our tours are a one-day trip to the theme park, the revenue appears to be diversified. The theme park is not the only resource of revenue. The peak season for the theme park tickets is from March to October, compared to the peak season for the resorts in the first quarter.

Income / Loss

Net losses for the years ended December 31, 2008 and 2007 were $174,454 and $332,876, respectively. The net loss during 2007 was due primarily to the decease in sales revenue. As a result, the gross profit was insufficient to cover the operating expenses. The net loss during 2008 was due primarily to the high operating expenses resulting from the cost of being a publicly traded company. The net loss decreased from 2007 to 2008 by $158,422 primarily due to the increase in non-operating income, the decrease in cost of sales, and decrease in selling, general, and administrative expenses.

We expect to incur losses or keep breakeven in fiscal year 2009 until traffic is increased to the Theme Park and product sales increase. There can be no assurance that we will achieve or maintain profitability, or that any revenue growth will take place in the future.

Expenses

Selling, general and administrative expenses for the years ended December 31, 2008 and 2007 were $548,258 and $737,406, respectively. We had the following notable expenses during 2008 and 2007:

·	Auditing expenses were $19,000 and $37,000, respectively.

Cost of Sales

Cost of sales included expenses directly related to delivering our product or services Travel agents' commissions and direct labor would be examples of cost of sales items. During the years ended December 31, 2008 and 2007, we had $14,422 and $115,951 respectively, in cost of sales. Cost of sales as a percentage of sales was 5.7% and 22.4%, respectively. The decrease in percentage during 2008 was attributable to the decease in sales as well as a decrease in the travel agent commissions.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during this period. We believe that we can offset inflationary increases in the cost of sales by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows used in operating activities were $190,978 and $2,821 for the years ended December 31, 2008 and 2007, respectively. Negative cash flows from operation in 2007 were primarily due to the net loss of $332,876, partially offset by depreciation of $128,437 and accounts payable of $142,537. Negative cash flows from operations in 2008 were primarily due to the net loss of $174,454 and increase in accounts payable to $119,449.

Cash flows used in investing activities were $26,230 for the year ended December 31, 2008, compared to cash flows of $46,719 used in investing activities for the year ended December 31, 2007. The cash flows used in investment during 2007 and 2008 were attributable to the purchase of fixed assets consisting of leasehold improvements, machinery and equipment.  Most of the disbursements refurbished the theme park.

Cash flows provided by financing activities were $215,238 for the year ended December 31, 2008, compared to cash flows of $17,154 provided by financing activities for the year ended December 31, 2007. The cash flows from financing activities during 2007 were due to the proceeds from shareholder loan. The cash flows from financing activities during 2008 were due to the shareholder loan and the proceeds from advance payable-related party.

We have funded our cash needs for the year ended December 31, 2008 with a series of debt and equity transactions.

We project that we will need additional capital to fund operations over the next 12 months. We anticipate we will need an additional $100,000 in working capital during 2009 and $50,000 for the two years thereafter.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, additional infusions of capital and debt financing. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected. Additionally, we will have to significantly modify our business plan.

Trends, Events, and Uncertainties

The success of our business depends in large part on our ability to identify tourist trends as well as to react to changing customer demand in a timely manner. Consequently, we depend in part upon the continuing favorable market response to the creative efforts of our purchasing, design and marketing team’s ability to anticipate products and services that appeal to our consumer base. Failure on our part to anticipate, identify and respond effectively to changing consumer demands and trends will adversely affect our sales.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

On February 2, 2007, Registrant's Board of Directors approved to dismiss Traci J. Anderson, CPA as its independent auditor, and engage Lake & Associates CPA’s LLC as independent auditor to audit Registrant's financial statements for the year ended December 31, 2006 and to review Registrant's three quarterly reports in 2007. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

We have had no disagreements with accountants on accounting and financial disclosure.

Quantitative and Qualitative Disclosures about Market Risk

We do not use derivative financial instruments in our investment portfolio and has no foreign exchange contracts. Our financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable and long-term obligations. We consider investments in highly liquid instruments purchased with a remaining maturity of 90 days or less at the date of purchase to be cash equivalents. However, in order to manage the foreign exchange risks, we may engage in hedging activities to manage our financial exposure related to currency exchange fluctuation. In these hedging activities, we might use fixed-price, forward, futures, financial swaps and option contracts traded in the over-the-counter markets or on exchanges, as well as long-term structured transactions when feasible.

Foreign Exchange Rates

All of our sales are denominated in Renminbi (“RMB”). As a result, changes in the relative values of U.S. Dollars and RMB affect our reported levels of revenues and profitability as the results are translated into U.S. Dollars for reporting purposes. Fluctuations in exchange rates between the U.S. dollar and RMB affect our gross and net profit margins and could result in foreign exchange and operating losses.

Our results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in our statement of shareholders’ equity. We recorded net foreign currency gains of $14,151 in fiscal 2008. We have not used any forward contracts, currency options or borrowings to hedge our exposure to foreign currency exchange risk. We cannot predict the impact of future exchange rate fluctuations on our results of operations and may incur net foreign currency losses in the future.

Our financial statements are expressed in U.S. dollars but the functional currency of our operating subsidiary is RMB. The value of your investment in our stock will be affected by the foreign exchange rate between U.S. dollars and RMB. To the extent we hold assets denominated in U.S. dollars, including the net proceeds to us from this offering, any appreciation of the RMB against the U.S. dollar could result in a change to our statement of operations and a reduction in the value of our U.S. dollar denominated assets. On the other hand, a decline in the value of RMB against the U.S. dollar could reduce the U.S. dollar equivalent amounts of our financial results, the value of your investment in our company and the dividends we may pay in the future, if any, all of which may have a material adverse effect on the price of our stock.

The exchange rates used to translate amounts in RMB into U.S. Dollars for the purposes of preparing the financial statements or otherwise stated in this MD&A were as follows:

	2008	2007

Balance sheet items, except for the registered and paid-up capital as of December 31, 2008 and 2007	USD 0.147:RMB 1	USD 0.137:RMB 1
Amounts included in the statement of operations, statement of changes in stockholders’ equity and statement of cash flows for the years ended December 31, 2008 and 2007	USD 0.144:RMB 1	USD 0.135:RMB 1

              K.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

On February 18, 2009, China International Tourism Holdings, Ltd. entered into a Plan of Exchange agreement (the “Plan of Exchange”) between and among the Registrant, Guangzhou Chengkai Logistics Co Ltd., a corporation organized under the laws of the Peoples’ Republic of China (“Chengkai”), the shareholders of Chengkai (“Chengkai Shareholders”) and Ms. Wanwen Su, our President and Director (“Ms. Su”).

Pursuant to the terms of the Plan of Exchange, the Registrant acquired 100% of the capital stock of Chengkai in exchange for an issuance by Registrant of 50,000,000 new shares of Common Stock to the Chengkai shareholders, which gave the Chengkai shareholders an interest in CINH representing approximately 27.6% of the then issued and outstanding shares.

CINH and Chengkai were reorganized, such that CINH acquired 100% the capital stock of Chengkai, and Chengkai is a wholly-owned subsidiary of CINH.

It is important to note that Ms. Su is also the President of Chengkai.

              L.  ACQUISITION OR DISPOSITION OF PROPERTY

On April 23, 2009, China International Tourism Holdings, Ltd., entered into an Agreement (the “Agreement”) between and among the Registrant, Shanxi Kai Da Lv You Gu Wen You Xian Gong Si, a corporation organized under the laws of the Peoples’ Republic of China (“Kai Da”), and Mr. Lei Ming, an individual (“Buyer”).

Pursuant to the terms of the Agreement, the Buyer acquired 100% of the total assets of $407,616 and total liabilities of $481,275 (collectively “CINH Assets and Liabilities) from the Registrant for the payment of good and valuable consideration of $100.00 (the “Purchase Price”).

The Buyer is a former officer and director of CINH and is fully informed of and aware of the structure and status of the corporation in which he has acquired an interest as represented by CINH Assets and Liabilities. The Buyer is fully informed and aware of the status of the assets, debts and conditions and acknowledges that he is purchasing CINH Assets and Liabilities in its current condition without further warranties from CINH.

              M.  RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

              N.  ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the registrant or of its directors, officers or committees or any minutes of a meeting of its security holders.

              O.  MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken with respect to any matter which is not required to be submitted to a vote of security holders.

              P.  AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS.

Once the Definitive Information Statement has been filed, we will submit a Certificate of Amendment with the Nevada Secretary or State to change the name of CINH to China Logistics, Inc.

  Q.  OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

              R.  VOTING PROCEDURES.

Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from China International Tourism Holdings, Ltd. to China Logistics, Inc. on May 21, 2009. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 79.84% of all shares issued and outstanding.

              S.  INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

              T.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement.

ITEM 2. STATEMENT THAT PROXIES ARE NOT SOLICITED.

See page 3 of this Information Statement.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.

We are not soliciting proxies. Information on our beneficial owners has been previously described in this Information Statement in Item 1C.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

The proposal to rename CINH to China Logistics, Inc. was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors on May 21, 2009. The Articles of Amendment of the Company’s Articles of Incorporation, which will effect the name change, will be filed after the Information Statement has become effective and mailed to the Shareholders.

REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and to be consistent with our marketing efforts in the valve production industry.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

CINH’s Annual Report on Form 10-K for the year ended December 31, 2008 is hereby incorporated by reference, which will be delivered with this Information Statement on or about June 15, 2009 to the holders of Common Stock as of the Record Date of May 21, 2009.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless CINH has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (8629) 8436-8561. For a written request, mail request to Suite 910, Yi An Plaza, 33 Jian She Liu Road, Guangzhou, P.R. China 510000.

Our Annual Report on Form 10-K, for the year ended December 31, 2008, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by CINH can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

CHINA INTERNATIONAL TOURISM HOLDINGS, LTD.
Dated: June 24, 2009

/s/ Wanwen Su
Wanwen Su
President, CEO

By the order of the Board of Directors

/s/ Wanwen Su
Wanwen Su
Chairman of the Board of Directors

 /s/ Yanfen Su
Yanfen Su
Director

/s/ Weiheng Cai
Weiheng Cai
Director